Table of Contents

Semi Annual Report dated 06/30/2006 for
New York Tax Free Bond Fund Class A

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Salomon Funds Trust

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Funds Trust

Semi-Annual Report  •  June 30, 2006

What’s

Inside

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006, GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Salomon Funds Trust         I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and –0.32%, respectively, over the reporting period.

Both short- and long-term yields rose over the reporting period, causing the overall bond market to decline. During the six months ended June 30, 2006, two-year Treasury yields increased from 4.41% to 5.16%. Over the same period, 10-year Treasury yields moved from 4.39% to 5.15%. Short-term rates rose in concert with the Fed’s repeated rate hikes, while long-term rates rose on fears of mounting inflationary pressures. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexx, returned –0.72%. Looking at the municipal market, yields of both two- and 10-year securities also rose over the reporting period.

Salomon Brothers National Tax Free Bond Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio

II         Salomon Funds Trust

managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Managed Municipals Fund, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

Performance Review

For the six months ended June 30, 2006 Class A shares of the Salomon Brothers National Tax Free Bond Fund, excluding sales charges, returned –0.36%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers Municipal 4 Years Plus Bond Indexxi and the Lehman Brothers Municipal Bond Indexxii returned 0.20% and 0.28%, respectively, for the same period. The Lipper General Municipal Debt Funds Category Average1 increased 0.21% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Salomon Brothers California Tax Free Bond Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 260 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Funds Trust         III

features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners California Municipals Fund, Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers California Tax Free Bond Fund, excluding sales charges, returned –0.77%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers California 4 Years Plus Bond Indexxiii and the Lehman Brothers Municipal Bond Index returned 0.31% and 0.28%, respectively, for the same period. The Lipper California Municipal Debt Funds Category Average2 increased 0.15% over the same time frame.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 122 funds in the Fund’s Lipper category, and excluding sales charges.

IV         Salomon Funds Trust

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Salomon Brothers New York Tax Free Bond Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of Western Asset Management Company (“Western Asset”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners New York Municipals Fund (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.

Salomon Funds Trust         V

Performance Review

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers New York Tax Free Bond Fund, excluding sales charges, returned –0.52%. The Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 0.28% for the same period. The Lipper New York Municipal Debt Funds Category Average3 increased 0.19% over the same time frame.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Salomon Brothers Mid Cap Fund

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

[3]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 104 funds in the Fund’s Lipper category, and excluding sales charges.

VI         Salomon Funds Trust

Effective July 12, 2006, Brian Posner and Brian Angerame, portfolio managers of CAM N.A., became portfolio manager and co-portfolio manager, respectively, of the Fund.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Salomon Brothers Capital Fund Inc (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the fourth quarter of 2006.

Performance Review

For the six months ended June 30, 2006, Class A shares of the Salomon Brothers Mid Cap Fund, excluding sales charges, returned 2.02%. These shares underperformed the Fund’s unmanaged benchmark, the S&P MidCap 400 Indexxiv, which returned 4.24%, for the same period. The Lipper Mid-Cap Core Funds Category Average4 increased 3.97% over the same time frame.

[4]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006 including the reinvestment of dividends and capital gains distributions, if any, calculated among the 328 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Funds Trust         VII

Performance Snapshot as of June 30, 2006 (excluding sales charges) (unaudited)

6 Months
National Tax Free Bond Fund — Class A Shares	-0.36%

Lehman Brothers Municipal 4 Years Plus Bond Index	0.20%

Lehman Brothers Municipal Bond Index	0.28%

Lipper General Municipal Debt Funds Category Average	0.21%

California Tax Free Bond Fund — Class A Shares	-0.77%

Lehman Brothers California 4 Years Plus Bond Index	0.31%

Lehman Brothers Municipal Bond Index	0.28%

Lipper California Municipal Debt Funds Category Average	0.15%

New York Tax Free Bond Fund — Class A Shares	-0.52%

Lehman Brothers Municipal Bond Index	0.28%

Lipper New York Municipal Debt Funds Category Average	0.19%

Mid Cap Fund — Class A Shares	2.02%

S&P MidCap 400 Index	4.24%

Lipper Mid-Cap Core Funds Category Average	3.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Performance figures for the Funds reflect reimbursements and/or fee waivers, without which the performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O for National Tax Free Bond Fund were 3.77%, 3.17%, 3.42% and 4.17%, respectively. Absent these reimbursements or waivers, performance would have been 3.28%, 2.64%, 2.97% and 3.24%, respectively.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O for California Tax Free Bond Fund were 3.47%, 2.86%, 3.11% and 3.79%, respectively. Absent these reimbursements or waivers, performance would have been 2.35%, 1.17%, –0.38% and –3.78%, respectively.
The 30-Day SEC Yield for Class A, Class B, Class C and Class O for New York Tax Free Bond Fund were 3.59%, 3.00%, 3.24% and 4.00%, respectively. Absent these reimbursements or waivers, performance would have been 3.50%, 2.61%, 2.93% and 3.90%, respectively.
Excluding sales charges for the National Tax Free Bond Fund, Class B shares returned –0.64%, Class C shares returned –0.60% and Class O shares returned –0.15% over the six months ended June 30, 2006. Excluding sales charges for the California Tax Free Bond Fund, Class B shares returned –1.14%, Class C shares returned –1.02% and Class O shares returned –0.56% over the six months ended June 30, 2006. Excluding sales charges for the New York Tax Free Bond Fund, Class B shares returned –0.89%, Class C shares returned –0.77% and Class O shares returned –0.40% over the six months ended June 30, 2006. Excluding sales charges for the Mid Cap Fund, Class B shares returned 1.67%, Class C shares returned 1.66% and Class O shares returned 2.25% over the six months ended June 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

VIII         Salomon Funds Trust

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

Salomon Funds Trust         IX

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Salomon Brothers National Tax Free Bond Fund: The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Please see the Fund’s prospectus for more information on these and other risks.

Salomon Brothers California Tax Free Bond Fund: The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. This may magnify the Fund’s losses from events affecting a particular issuer. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Please see the Fund’s prospectus for more information on these and other risks.

Salomon Brothers New York Tax Free Bond Fund: The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Please see the Fund’s prospectus for more information on these and other risks.

Salomon Brothers Mid Cap Fund: Investments in mid-cap stocks may involve a higher degree of risk and volatility than large-cap stocks. Compared to large-cap companies, medium-sized companies are more likely to have more limited product lines, capital resources and management depth, and experience sharper swings in market values. The Fund may use derivatives, such as options or futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xi	The Lehman Brothers 4 Years Plus Index is a broad measure of the municipal bond market with maturities of at least four years.

xii	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

xiii	The Lehman Brothers California 4 Years Plus Bond Index is a broad measure of the California municipal bond market with maturities of at least four years.

xiv	The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

X         Salomon Funds Trust

Fund at a Glance (unaudited)

Salomon Brothers National Tax Free Bond Fund

Salomon Funds Trust 2006 Semi-Annual Report         1

Fund at a Glance (unaudited) (continued)

Salomon Brothers California Tax Free Bond Fund

2         Salomon Funds Trust 2006 Semi-Annual Report

Fund at a Glance (unaudited) (continued)

Salomon Brothers New York Tax Free Bond Fund

Salomon Funds Trust 2006 Semi-Annual Report         3

Fund at a Glance (unaudited) (continued)

Salomon Brothers Mid Cap Fund

4         Salomon Funds Trust 2006 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers National Tax Free Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.36)%	$1,000.00	$996.40	0.75%	$3.71

Class B	(0.64)	1,000.00	993.60	1.50	7.41

Class C	(0.60)	1,000.00	994.00	1.25	6.18

Class O	(0.15)	1,000.00	998.50	0.49	2.43

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Funds Trust 2006 Semi-Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers National Tax Free Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.08	0.75%	$3.76

Class B	5.00	1,000.00	1,017.36	1.50	7.50

Class C	5.00	1,000.00	1,018.60	1.25	6.26

Class O	5.00	1,000.00	1,022.36	0.49	2.46

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Salomon Funds Trust 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers California Tax Free Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.77)%	$1,000.00	$992.30	0.80%	$3.95

Class B	(1.14)	1,000.00	988.60	1.55	7.64

Class C	(1.02)	1,000.00	989.80	1.30	6.41

Class O	(0.56)	1,000.00	994.40	0.54	2.67

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Funds Trust 2006 Semi-Annual Report         7

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers California Tax Free Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.83	0.80%	$4.01

Class B	5.00	1,000.00	1,017.11	1.55	7.75

Class C	5.00	1,000.00	1,018.35	1.30	6.51

Class O	5.00	1,000.00	1,022.12	0.54	2.71

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8         Salomon Funds Trust 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers New York Tax Free Bond Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.52)%	$1,000.00	$994.80	0.80%	$3.96

Class B	(0.89)	1,000.00	991.10	1.55	7.65

Class C	(0.77)	1,000.00	992.30	1.30	6.42

Class O	(0.40)	1,000.00	996.00	0.55	2.72

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Funds Trust 2006 Semi-Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers New York Tax Free Bond Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.83	0.80%	$4.01

Class B	5.00	1,000.00	1,017.11	1.55	7.75

Class C	5.00	1,000.00	1,018.35	1.30	6.51

Class O	5.00	1,000.00	1,022.07	0.55	2.76

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         Salomon Funds Trust 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Salomon Brothers Mid Cap Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	2.02%	$1,000.00	$1,020.20	1.50%	$7.51

Class B	1.67	1,000.00	1,016.70	2.25	11.25

Class C	1.66	1,000.00	1,016.60	2.25	11.25

Class O	2.25	1,000.00	1,022.50	1.08	5.42

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sale charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Salomon Funds Trust 2006 Semi-Annual Report         11

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Salomon Brothers Mid Cap Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,017.36	1.50%	$7.50

Class B	5.00	1,000.00	1,013.64	2.25	11.23

Class C	5.00	1,000.00	1,013.64	2.25	11.23

Class O	5.00	1,000.00	1,019.44	1.08	5.41

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited)

SALOMON BROTHERS NATIONAL TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 96.8%
California — 8.4%
$1,000,000	AAA	Calleguas Las Virgines, CA, Public Financing Authority Revenue, Refunding Bonds, Calleguas Municipal Water District, Series B, MBIA-Insured, 5.250% due 7/1/17	$1,064,870
450,000	AAA	El Segundo, CA, GO, USD, Refunding Bonds, FGIC-Insured, 5.250% due 9/1/22	476,888
1,250,000	AAA	Huntington Beach, CA, Union High School District, GO, Election 2004, FSA-Insured, 5.000% due 8/1/29	1,275,737

		Total California	2,817,495

Colorado — 3.0%
500,000	BBB+	Colorado Health Facilities Authority Revenue, Poudre Valley Health Care, Series F, 5.000% due 3/1/25	495,775
500,000	AAA	Pueblo County, CO, School District Number 60, GO, FGIC-Insured, 5.250% due 12/15/20	524,170

		Total Colorado	1,019,945

Florida — 11.2%
2,000,000	AAA	Jacksonville, FL, Sales Tax Revenue, Better Jacksonville, MBIA-Insured, 5.250% due 10/1/21	2,116,940
		Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
250,000	AAA	Series A, FGIC-Insured, 5.550% due 10/1/13 (a)	264,953
300,000	AAA	Series B, MBIA-Insured, 5.250% due 10/1/17 (a)	313,554
		Orlando, FL, Utilities Commission Water & Electricity Revenue, Refunding Bonds, Series C:
630,000	AA	5.250% due 10/1/21	661,336
400,000	AA	5.250% due 10/1/23	418,784

		Total Florida	3,775,567

Illinois — 11.1%
1,250,000	AAA	Chicago, IL, O’Hare International Airport Revenue, Refunding Bonds, Lien A-2, FSA-Insured, 5.750% due 1/1/19 (a)	1,348,362
1,500,000	AAA	Illinois State, GO, First Series, FGIC-Insured, 6.100% due 1/1/20	1,599,030
750,000	Aaa(b)	Will County, IL, GO, Community Consolidated School District Number 30-C, Troy Township, Series B, FSA-Insured, 5.250% due 2/1/20	793,613

		Total Illinois	3,741,005

Indiana — 5.5%
250,000	AAA	Indiana Health Facility Financing Authority, Hospital Revenue, Community Hospital Project, Series A, AMBAC-Insured, 5.000% due 5/1/35	253,365
1,550,000	AAA	Indiana Transportation Finance Authority Highway Revenue, Series A, FGIC-Insured, 5.250% due 6/1/29	1,617,099

		Total Indiana	1,870,464

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          13

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Iowa — 0.2%
$55,000	AAA	Iowa Finance Authority Single Family Revenue, Mortgage-Backed Securities Program, Series A, FNMA/GNMA-Collateralized, 6.000% due 7/1/13	$56,471

Kentucky — 3.3%
750,000	AAA	Kenton County, KY, Airport Board Revenue, Refunding Bonds, Cincinnati/Northern Kentucky, Series A, MBIA-Insured, 5.625% due 3/1/15 (a)	797,032
300,000	AAA	Louisville & Jefferson County, KY, Regional Airport Authority, Airport Systems Revenue, Series A, FSA-Insured, 5.750% due 7/1/17 (a)	320,229

		Total Kentucky	1,117,261

Massachusetts — 1.6%
500,000	AAA	Massachusetts State, GO, Consolidated Loan, Series D, FSA-Insured, Call 12/1/14 @ 100, 5.000% due 12/1/19 (c)	528,780

Mississippi — 3.8%
25,000	A(d)	Mississippi Higher Education Student Loan, Subordinated Series C, 6.050% due 9/1/07 (a)	25,041
1,235,000	AA	Mississippi State, GO, Port Improvement, Series 16, 5.000% due 9/1/17 (a)	1,250,746

		Total Mississippi	1,275,787

Missouri — 3.0%
1,000,000	AA	Missouri State, HEFA Revenue, BJC Health System, Series A, 5.000% due 5/15/21	1,025,120

Montana — 5.2%
1,750,000	AAA	Forsyth, MT, PCR, Refunding, Northwestern Corp. Colstrip, AMBAC-Insured, 4.650% due 8/1/23	1,739,745

New Hampshire — 3.1%
1,000,000	AAA	New Hampshire HEFA Revenue, University Systems of New Hampshire, AMBAC-Insured, 5.375% due 7/1/20	1,063,410

New Jersey — 4.8%
		New Jersey EDA, Motor Vehicle Surcharges Revenue, Series A, MBIA-Insured:
500,000	AAA	5.250% due 7/1/16	532,165
750,000	AAA	5.250% due 7/1/17	797,723
280,000	AAA	Passaic Valley, NJ, Sewage Commissioners, Sewer System, Series D, AMBAC-Insured, 5.750% due 12/1/07 (e)	287,725

		Total New Jersey	1,617,613

New Mexico — 1.6%
500,000	AAA	New Mexico Finance Authority State Transportation Revenue, Senior Lien, Series A, MBIA-Insured, 5.250% due 6/15/23	525,815

New York — 12.1%
1,300,000	AAA	Metropolitan Transportation Authority, New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	1,409,213

See Notes to Financial Statements.

14         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New York — 12.1% (continued)
		New York City, NY, GO:
$500,000	A+	Series A, 5.750% due 8/1/16	$540,015
750,000	AAA	Series D, FSA-Insured, 5.000% due 11/1/17	782,085
265,000	AAA	New York City, NY, TFA Revenue, Future Tax Secured, Series B, Call 5/15/10 @ 101, 6.125% due 11/15/14 (c)	288,299
250,000	AA-	New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities, Series A, Call 7/1/10 @ 101, 6.000% due 7/1/14 (c)	270,965
750,000	AA-	Triborough Bridge & Tunnel Authority Revenues, Refunding Bonds, Series B, 5.250% due 11/15/16	795,225

		Total New York	4,085,802

Oregon — 6.3%
		Multnomah County, OR, Hospital Facilities Authority Revenue, Providence Health Systems:
1,000,000	AA	5.250% due 10/1/16	1,063,810
1,000,000	AA	5.250% due 10/1/20	1,056,000

		Total Oregon	2,119,810

Texas — 8.6%
500,000	AAA	Austin, TX, Airport System Revenue, Refunding, Prior Lien, MBIA-Insured, 5.250% due 11/15/17	529,015
1,100,000	AAA	Hidalgo County, TX, GO, Certificates of Obligation, FGIC-Insured, 5.500% due 8/15/16	1,180,575
85,000	AAA	Houston, TX, GO, Refunding Bonds, Public Improvement, FSA-Insured, 5.750% due 3/1/17	90,401
1,000,000	AAA	Keller, TX, GO, ISD, Refunding Bonds, 5.250% due 8/15/22	1,043,570
55,000	AAA	Northside Texas, GO, ISD, Unrefunded Balance, PSFG, 6.000% due 8/15/16	59,105

		Total Texas	2,902,666

Washington — 4.0%
750,000	AAA	Energy Northwest Washington Electric Revenue, Refunding Bonds, Columbia Generating Station, Series A, FSA-Insured, 5.500% due 7/1/16	799,890
500,000	AAA	Snohomish County, WA, School District Number 2, Everett, GO, FSA-Insured, 5.500% due 12/1/16	535,540

		Total Washington	1,335,430

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $32,931,729)	32,618,186

SHORT-TERM INVESTMENTS (f) — 7.4%
Michigan — 1.8%
600,000	A-1	Michigan Strategic Fund Limited Obligation Revenue, Detriot Symphony, Series A, LOC-Standard Federal Bank, 4.040%, 7/3/06	600,000

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          15

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 5.6%
$1,900,000	A-1+	Philadelphia, PA, Hospitals & Higher Education Facilities Authority, Children’s Hospital Philadelphia, SPA-Fleet National Bank, 4.000%, 7/3/06	$1,900,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $2,500,000)	2,500,000

		TOTAL INVESTMENTS — 104.2% (Cost — $35,431,729#)	35,118,186
		Liabilities in Excess of Other Assets — (4.2)%	(1,399,720)

		TOTAL NET ASSETS — 100.0%	$33,718,466

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Rating by Moody’s Investors Service.
(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Rating by Fitch Ratings Service.
(e)	Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 28 and 29 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
EDA	— Economic Development Authority
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HEFA	— Health & Educational Facilities Authority
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
PCR	— Pollution Control Revenue
PSFG	— Permanent School Fund Guaranty
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority
USD	— Unified School District

Summary of Investments by Industry and Pre-Refunded Securities* (unaudited)
General Obligations	28.9%
Transportation	22.6
Hospitals	16.5
Utilities	5.4
Pollution Control	4.9
Industrial Development	3.8
Pre-Refunded	3.1
Water & Sewer	3.0
Education	3.0
Escrowed to Maturity	0.8
Housing: Single-Family	0.2
Finance	0.1
Miscellaneous	7.7

100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of June 30, 2006 and are subject to change.

See Notes to Financial Statements.

16         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

SALOMON BROTHERS CALIFORNIA TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 93.1%
General Obligations — 45.7%
$350,000	AAA	Anaheim, CA, School District, GO, Refunding, FGIC-Insured, 5.000% due 8/1/23	$361,585
350,000	A+	California State, GO, Refunding, 5.250% due 2/1/21	365,949
350,000	AAA	Cerritos, CA, Community College District, GO, Refunding, AMBAC-Insured, 5.000% due 8/1/18	367,640
150,000	AAA	El Segundo, CA, GO, USD, Refunding Bonds, FGIC-Insured, 5.250% due 9/1/22	158,963
250,000	AAA	Los Altos, CA, School District, GO, Refunding, AMBAC-Insured, 5.000% due 8/1/21	261,095
350,000	AAA	Moreland, CA, School District, GO, Refunding, Series B, AMBAC-Insured, 5.000% due 8/1/23	364,035
325,000	AAA	San Francisco, CA, Community College District, GO, Election 2001, Series B, AMBAC-Insured, 5.000% due 6/15/15	344,874
350,000	AAA	Shasta Tehama Trinity, CA, Joint Community College District, GO, Election 2002, Series B, FSA-Insured, 5.250% due 8/1/24	373,450
500,000	AAA	Ventura, CA, Community College District, GO, Series A, MBIA-Insured, 5.500% due 8/1/23	539,770
215,000	AAA	Walnut Valley, CA, USD, Refunding Bonds, FSA-Insured, 5.250% due 8/1/18	231,538

		Total General Obligations	3,368,899

Housing: Multi-Family — 13.9%
1,000,000	AAA	California Housing Finance Agency Revenue, MFH III, Series A, MBIA-Insured, 5.850% due 8/1/17 (a)	1,025,370

Housing: Single-Family — 1.6%
120,000	AA-	California Housing Finance Agency Revenue, Single Family Mortgage Purpose Program, Series A-2, Class III, 4.800% due 8/1/12 (a)	120,355

Miscellaneous — 6.6%
200,000	AAA	Puerto Rico Public Finance Corp., Commonwealth Appropriation, Refunding Bonds, Series A, FGIC-Insured, LOC-Government Bank for Puerto Rico (Expires 4/12/12), 5.250% due 8/1/31 (b)	211,546
250,000	AA	Sacramento County, CA, Sanitation District Financing Authority Revenue, Refunding Bonds, Series A, 6.000% due 12/1/14	270,302

		Total Miscellaneous	481,848

Transportation — 8.5%
250,000	AAA	Los Angeles, CA, Harbor Department Revenue, Refunding, Series A, MBIA-Insured, 5.000% due 8/1/19	263,698
350,000	AAA	San Francisco CA, Bay Area Rapid Transit District Sales Tax Revenue, Unrefunded Balance, AMBAC-Insured, 5.000% due 7/1/28	357,696

		Total Transportation	621,394

Utilities — 7.1%
500,000	AAA	Sacramento, CA, Municipal Utility District, Electric Revenue, Refunding, Series Q, FSA-Insured, 5.250% due 8/15/21	525,530

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          17

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Water & Sewer — 9.7%
$300,000	AAA	Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue, Refunding Bonds, MBIA/IBC-Insured, 6.250% due 7/1/13	$339,030
355,000	AAA	San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Series A, FSA-Insured, 5.000% due 11/1/18	374,131

		Total Water & Sewer	713,161

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $6,880,003)	6,856,557

SHORT-TERM INVESTMENT — 4.7%
Public Facilities — 4.7%
350,000	A-1	Vallejo, CA, COP, Golf Course Facilities Financing, Series 2001, LOC-Union Bank of Canada N.A., 4.000%, 7/6/06 (c) (Cost — $350,000)	350,000

		TOTAL INVESTMENTS — 97.8% (Cost — $7,230,003#)	7,206,557
		Other Assets in Excess of Liabilities — 2.2%	160,248

		TOTAL NET ASSETS — 100.0%	$7,366,805

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2006.
(c)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 28 and 29 for definitions of ratings.

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
COP	— Certificate of Participation
FGIC	— Financial Guaranty Insurance Company
FSA	— Financial Security Assurance
GO	— General Obligation
IBC	— Insured Bond Certificates
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
USD	— Unified School District

See Notes to Financial Statements.

18         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

SALOMON BROTHERS NEW YORK TAX FREE BOND FUND

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 93.5%
Education — 24.5%
		New York State Dormitory Authority Revenue:
$3,000,000	AAA	City University of New York, Consolidated Second General Resolution, Series A, AMBAC-Insured, 5.750% due 7/1/18	$3,355,590
		New York University, Series A, MBIA-Insured:
1,000,000	AAA	5.750% due 7/1/15	1,115,810
6,300,000	AAA	5.750% due 7/1/27	7,194,852
1,500,000	AAA	School District Financing Program, Series A, MBIA-Insured, 5.750% due 10/1/17	1,632,285
		State University:
1,070,000	AAA	Adult Facilities, Series C, FSA-Insured, 5.750% due 5/15/17	1,204,403
2,030,000	AA-	Educational Facilities, Series B, 5.250% due 5/15/13	2,158,255
		New York State Municipal Bond Bank Agency, Special School Purpose Revenue, State Aid Withholding, Series C:
1,000,000	A+	5.500% due 6/1/16	1,066,050
1,700,000	A+	5.250% due 12/1/21	1,775,888
1,640,000	Aaa(a)	Schenectady, NY, Industrial Development Agency, Civic Facility Revenue, Union College Project, Series A, AMBAC-Insured, 5.500% due 7/1/16	1,744,845

		Total Education	21,247,978

Escrowed to Maturity (b) — 5.8%
		Metropolitan Transportation Authority, New York Services Contract,
		Transportation Facilities, Series O:
3,000,000	AAA	5.750% due 7/1/13	3,215,670
1,000,000	AAA	MBIA/IBC-Insured, 5.500% due 7/1/17	1,101,750
675,000	AAA	New York State Housing Finance Agency, State University Construction, Series A, 7.900% due 11/1/06	677,012

		Total Escrowed to Maturity	4,994,432

General Obligations — 8.9%
2,100,000	Aaa(a)	Erie County, NY, Public Improvement, Series A, FGIC-Insured, 5.000% due 9/1/15	2,195,949
		New York City, NY:
1,000,000	A+	Series B, 5.625% due 12/1/13	1,073,690
1,260,000	A+	Unrefunded Balance, GO, Series B, 5.750% due 8/1/14	1,349,788
1,600,000	A+	New York City, NY, GO, Series A, 5.750% due 8/1/16	1,728,048
1,250,000	AAA	Puerto Rico Commonwealth, Refunding, Public Improvement, Series A, MBIA-Insured, 5.500% due 7/1/16	1,371,800

		Total General Obligations	7,719,275

Hospitals — 5.5%
		New York State Dormitory Authority Revenue:
2,000,000	AAA	Mental Health Services Facilities Improvement, Series D, FGIC-Insured, 5.000% due 2/15/23	2,054,820
2,500,000	AAA	North Shore University Hospital, MBIA-Insured, 5.500% due 11/1/14	2,735,250

		Total Hospitals	4,790,070

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          19

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Housing: Multi-Family — 2.0%
$1,645,000	AA	New York City Housing Development Corp., MFH Revenue, Series E, SONYMA-Insured, 6.100% due 11/1/19	$1,723,828

Housing: Single-Family — 3.8%
3,200,000	Aa1(a)	New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 71, 5.350% due 10/1/18 (c)	3,263,904

Lease — 4.6%
3,500,000	AAA	New York State Dormitory Authority Revenue, Court Facilities Lease, NYC Issue, Non State Supported Debt, Series A, AMBAC-Insured, 5.500% due 5/15/28	3,951,990

Pre-Refunded (d) — 5.0%
1,190,000	A+	New York City, NY, GO, Series B, Call 8/1/10 @ 101, 5.750% due 8/1/14	1,280,369
580,000	AAA	New York City, NY, TFA Revenue, Future Tax Secured, Series A, Call 2/15/10 @ 101, 5.750% due 2/15/14	621,012
1,500,000	A+	New York State Dormitory Authority Revenue, Court Facilities, Series A, Call 5/15/13 @ 100, 5.500% due 5/15/17	1,628,100
785,000	AAA	New York State Thruway Authority, Highway and Bridge Transportation Fund, Series C, AMBAC-Insured, Call 4/1/12 @ 100, 5.500% due 4/1/15	847,690

		Total Pre-Refunded	4,377,171

Sales Tax — 18.2%
		New York City, NY, TFA Revenue:
1,155,000	AAA	Future Tax Secured, Series B, 5.375% due 2/1/15	1,230,191
1,685,000	AAA	Series A, 5.500% due 11/15/17	1,810,886
175,000	AAA	Unrefunded, Future Tax, Series A, 5.750% due 2/15/16	186,643
		New York State Local Assistance Corp., Refunded:
3,000,000	AAA	Series C, 5.500% due 4/1/17	3,252,690
2,255,000	AAA	Series E, 6.000% due 4/1/14	2,491,910
		Sales Tax Asset Receivables Corporation New York, Series A, MBIA-Insured:
2,500,000	AAA	5.250% due 10/15/18	2,669,125
4,000,000	AAA	5.000% due 10/15/21	4,164,680

		Total Sales Tax	15,806,125

Tax Allocation — 1.3%
1,090,000	Aa3(a)	34th Street Partnership Inc., New York, Refunding, Capital Improvement, 5.000% due 1/1/16	1,125,926

Transportation — 12.0%
2,500,000	AAA	Metropolitan Transportation Authority, New York Services Contract, Refunding Bonds, Series A, AMBAC-Insured, 5.500% due 11/15/15	2,710,025
		New York State Thruway Authority:
215,000	AAA	Highway and Bridge Transportation Fund Unrefunded Balance, Series C, AMBAC-Insured, 5.500% due 4/1/15	230,914
1,100,000	AA-	Service Contract Revenue, Local Highway and Bridge, 5.500% due 4/1/14	1,177,935
4,575,000	AA-	Unrefunded Balance, Series E, 5.250% due 1/1/13	4,705,845

See Notes to Financial Statements.

20         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Transportation — 12.0% (continued)
$1,500,000	AAA	Puerto Rico Commonwealth, Highway & Transportation Authority, Highway Revenue, Series G, FGIC-Insured, 5.250% due 7/1/16	$1,594,500

		Total Transportation	10,419,219

Utilities — 1.9%
1,500,000	AAA	Long Island Power Authority, New York Electric System Revenue, Series C, MBIA/IBC-Insured, 5.500% due 9/1/21	1,614,510

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $80,090,121)	81,034,428

SHORT-TERM INVESTMENTS (e) — 5.5%
Finance — 0.2%
190,000	A-1+	New York City, NY, TFA Revenue, NYC Recovery, Series 1, Subordinated Series 1-D, LIQ-Landesbank Hessen, 4.000%, 7/3/06	190,000

General Obligation — 0.6%
500,000	A-1+	New York, NY, GO, Series B2, Subordinated Series B5, MBIA-Insured, SPA-Landesbank Hessen-Thuringen, 3.920%, 7/3/06	500,000

Hospital — 2.5%
2,215,000	A-1+	New York State Dormitory Authority Revenue, Mental Health Services Facilities, Series F-2C, FSA Insured, SPA-Dexia Credit Local, 3.950%, 7/6/06	2,215,000

Housing: Multi-Family — 1.7%
1,500,000	VMIG1(a)	New York State Housing Finance Agency Revenue, 1500 Lexington Associates LLC, Series A, Remarketed 4/15/04, LIQ-FNMA, 4.000%, 7/5/06 (c)	1,500,000

Industrial Development — 0.5%
400,000	A-1+	New York City, NY, IDA Revenue, Civic Facilities Revenue, Lycee Francais Development NY Project, Series B, LOC-JP Morgan Chase Bank, 4.000%, 7/3/06	400,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,805,000)	4,805,000

		TOTAL INVESTMENTS — 99.0% (Cost — $84,895,121#)	85,839,428
		Other Assets in Excess of Liabilities — 1.0%	855,834

		TOTAL NET ASSETS — 100.0%	$86,695,262

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)	Rating by Moody’s Investors Service.
(b)	Bonds are escrowed to maturity by U.S. government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 28 and 29 for definitions of ratings.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          21

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
FGIC	— Financial Guaranty Insurance Company
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement
TFA	— Transitional Finance Authority

See Notes to Financial Statements.

22         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

SALOMON BROTHERS MID CAP FUND

Shares	Security	Value

COMMON STOCKS — 96.3%
CONSUMER DISCRETIONARY — 15.0%
Auto Components — 1.2%
4,125	BorgWarner Inc.	$268,538

Hotels, Restaurants & Leisure — 5.1%
2,280	GTECH Holdings Corp.	79,299
5,525	Landry’s Restaurants Inc.	179,286
11,805	OSI Restaurant Partners Inc.	408,453
6,825	Station Casinos Inc.	464,646

	Total Hotels, Restaurants & Leisure	1,131,684

Household Durables — 1.3%
1,933	Mohawk Industries Inc.*	135,987
3,500	Ryland Group Inc.	152,495

	Total Household Durables	288,482

Media — 2.1%
6,300	Lamar Advertising Co., Class A Shares*	339,318
180	Washington Post Co., Class B Shares	140,402

	Total Media	479,720

Multiline Retail — 0.6%
8,675	Saks Inc.*	140,275

Specialty Retail — 4.7%
16,950	AnnTaylor Stores Corp.*	735,291
5,900	Chico’s FAS Inc.*	159,182
4,650	O’Reilly Automotive Inc.*	145,033

	Total Specialty Retail	1,039,506

	TOTAL CONSUMER DISCRETIONARY	3,348,205

CONSUMER STAPLES — 5.1%
Food Products — 2.5%
10,860	Hormel Foods Corp.	403,341
3,350	J.M. Smucker Co.	149,745

	Total Food Products	553,086

Household Products — 2.1%
13,200	Church & Dwight Co. Inc.	480,744

Personal Products — 0.5%
3,725	Chattem Inc.*	113,128

	TOTAL CONSUMER STAPLES	1,146,958

ENERGY — 12.4%
Energy Equipment & Services — 7.9%
10,500	Core Laboratories NV*	640,920
12,600	Patterson-UTI Energy Inc.	356,706
9,800	Rowan Cos. Inc.	348,782

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          23

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Energy Equipment & Services — 7.9% (continued)
6,400	Smith International Inc.	$284,608
2,756	Weatherford International Ltd.*	136,753

	Total Energy Equipment & Services	1,767,769

Oil, Gas & Consumable Fuels — 4.5%
6,800	Murphy Oil Corp.	379,848
6,600	Precision Drilling Trust	219,120
12,600	Southwestern Energy Co.*	392,616

	Total Oil, Gas & Consumable Fuels	991,584

	TOTAL ENERGY	2,759,353

FINANCIALS — 12.9%
Commercial Banks — 3.5%
2,025	City National Corp.	131,807
3,624	Commerce Bancshares Inc.	181,381
6,085	Compass Bancshares Inc.	338,326
6,406	CVB Financial Corp.	100,318
881	Toronto-Dominion Bank	44,729

	Total Commercial Banks	796,561

Insurance — 7.3%
15,000	Assurant Inc.	726,000
4,600	Max Re Capital Ltd.	100,464
10,125	Philadelphia Consolidated Holding Corp.*	307,395
5,200	Platinum Underwriters Holdings Ltd.	145,496
7,225	Scottish RE Group Ltd.	120,513
2,700	StanCorp Financial Group Inc.	137,457
180	White Mountains Insurance Group Ltd.	87,660

	Total Insurance	1,624,985

Real Estate Investment Trusts (REITs) — 2.1%
1,656	Brandywine Realty Trust	53,273
4,750	Developers Diversified Realty Corp.	247,855
3,550	Mack-Cali Realty Corp.	163,016

	Total Real Estate Investment Trusts (REITs)	464,144

	TOTAL FINANCIALS	2,885,690

HEALTH CARE — 13.3%
Biotechnology — 1.9%
7,100	Nektar Therapeutics*	130,214
16,150	PDL BioPharma Inc.*	297,321

	Total Biotechnology	427,535

Health Care Equipment & Supplies — 7.6%
1,450	C.R. Bard Inc.	106,227
4,650	DENTSPLY International Inc.	281,790
16,000	DJ Orthopedics Inc.*	589,280
5,475	Edwards Lifesciences Corp.*	248,729

See Notes to Financial Statements.

24         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 7.6% (continued)
9,800	Respironics Inc.*	$335,356
6,275	STERIS Corp.	143,447

	Total Health Care Equipment & Supplies	1,704,829

Health Care Providers & Services — 0.8%
3,550	Apria Healthcare Group Inc.*	67,095
2,800	Community Health Systems Inc.*	102,900

	Total Health Care Providers & Services	169,995

Pharmaceuticals — 3.0%
3,128	Barr Pharmaceuticals Inc.*	149,174
10,525	Medicis Pharmaceutical Corp., Class A Shares	252,600
4,700	Sepracor Inc.*	268,558

	Total Pharmaceuticals	670,332

	TOTAL HEALTH CARE	2,972,691

INDUSTRIALS — 17.6%
Aerospace & Defense — 1.2%
3,508	Alliant Techsystems Inc.*	267,836

Airlines — 1.3%
23,812	JetBlue Airways Corp.*	289,078

Commercial Services & Supplies — 5.5%
4,325	ARAMARK Corp., Class B Shares	143,201
2,325	ChoicePoint Inc.*	97,115
1,650	HNI Corp.	74,827
6,625	Manpower Inc.	427,975
3,000	R.R. Donnelley & Sons Co.	95,850
9,400	Robert Half International Inc.	394,800

	Total Commercial Services & Supplies	1,233,768

Construction & Engineering — 2.0%
10,100	Granite Construction Inc.	457,227

Industrial Conglomerates — 2.6%
7,245	Carlisle Cos. Inc.	574,529

Machinery — 3.6%
5,575	Actuant Corp., Class A Shares	278,471
4,500	Oshkosh Truck Corp.	213,840
9,000	Timken Co.	301,590

	Total Machinery	793,901

Road & Rail — 1.4%
15,475	Werner Enterprises Inc.	313,678

	TOTAL INDUSTRIALS	3,930,017

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          25

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 12.8%
Communications Equipment — 0.9%
10,400	ADC Telecommunications Inc.*	$175,344
1,525	Plantronics Inc.	33,870

	Total Communications Equipment	209,214

Electronic Equipment & Instruments — 2.0%
12,700	Aeroflex Inc.*	148,209
5,225	Amphenol Corp., Class A Shares	292,391

	Total Electronic Equipment & Instruments	440,600

Internet Software & Services — 1.0%
8,700	SINA Corp.*	217,326

IT Services — 3.1%
11,900	DST Systems Inc.*	708,050

Semiconductors & Semiconductor Equipment — 3.0%
3,400	Lam Research Corp.*	158,508
17,050	LSI Logic Corp.*	152,598
7,525	National Semiconductor Corp.	179,471
7,000	Novellus Systems Inc.*	172,900

	Total Semiconductors & Semiconductor Equipment	663,477

Software — 2.8%
6,120	Parametric Technology Corp.*	77,785
7,150	Quest Software Inc.*	100,386
63,560	TIBCO Software Inc.*	448,098

	Total Software	626,269

	TOTAL INFORMATION TECHNOLOGY	2,864,936

MATERIALS — 4.7%
Chemicals — 2.3%
3,450	FMC Corp.	222,146
7,125	Lubrizol Corp.	283,931

	Total Chemicals	506,077

Construction Materials — 1.4%
5,290	Rinker Group Ltd., ADR	320,680

Containers & Packaging — 1.0%
4,225	AptarGroup Inc.	209,602

	TOTAL MATERIALS	1,036,359

TELECOMMUNICATION SERVICES — 0.8%
Wireless Telecommunication Services — 0.8%
2,325	Telephone & Data Systems Inc.	96,255
2,325	Telephone & Data Systems Inc., Special Shares	90,442

	TOTAL TELECOMMUNICATION SERVICES	186,697

See Notes to Financial Statements.

26         Salomon Funds Trust 2006 Semi-Annual Report

Schedules of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

UTILITIES — 1.7%
Multi-Utilities — 1.7%
8,100	Sempra Energy	$368,388

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $15,134,994)	21,499,294

Face Amount
SHORT-TERM INVESTMENT — 3.7%
Repurchase Agreement — 3.7%
$826,000	Interest in $457,185,000 joint tri-party repurchase agreement dated 6/30/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.200% due 7/3/06; Proceeds at maturity — $826,358; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $842,521) (Cost — $826,000)	826,000

	TOTAL INVESTMENTS — 100.0% (Cost — $15,960,994#)	22,325,294
	Liabilities in Excess of Other Assets — 0.0%	(5,612)

	TOTAL NET ASSETS — 100.0%	$22,319,682

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          27

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B” and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

28         Salomon Funds Trust 2006 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1

— Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Salomon Funds Trust 2006 Semi-Annual Report         29

Statements of Assets and Liabilities (June 30, 2006) (unaudited)

	National Tax Free Bond Fund	California Tax Free Bond Fund
ASSETS:
Investments, at cost	$35,431,729	$7,230,003

Investments, at value	$35,118,186	$7,206,557
Cash	144,459	61,864
Dividends and Interest receivable	499,537	122,819
Receivable for securities sold	5,000	—
Receivable for Fund shares sold	623	172
Receivable from investment manager	248	11,753
Prepaid expenses	32,276	26,593

Total Assets	35,800,329	7,429,758

LIABILITIES:
Payable for Fund shares repurchased	2,009,147	11,262
Dividend payable	11,447	1,435
Distribution fees payable	8,947	1,677
Trustees’ fees payable	1,261	985
Investment management fee payable	—	—
Accrued expenses	51,061	47,594

Total Liabilities	2,081,863	62,953

Total Net Assets	$33,718,466	$7,366,805

NET ASSETS:
Par value (Note 7)	—	—
Paid-in capital in excess of par value	$38,165,962	$9,721,910
Undistributed net investment income	—	—
Accumulated net realized loss on investments and foreign currency transactions	(4,133,953)	(2,331,659)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(313,543)	(23,446)

Total Net Assets	$33,718,466	$7,366,805

Shares Outstanding:
Class A	2,662,132	715,299

Class B	156,716	12,617

Class C	93,776	2,661

Class O	13,778	214

Net Asset Value:
Class A (and redemption price)	$11.52	$10.08

Class B (and offering price)*	$11.54	$10.09

Class C (and offering price)*	$11.53	$10.08

Class O (offering price and redemption price)	$11.54	$10.09

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00% and 4.00%, respectively)	$12.00	$10.50

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

30         Salomon Funds Trust 2006 Semi-Annual Report

Statements of Assets and Liabilities (June 30, 2006) (unaudited) (continued)

	New York Tax Free Bond Fund	Mid Cap Fund
ASSETS:
Investments, at cost	$84,895,121	$15,960,994

Investments, at value	$85,839,428	$22,325,294
Cash	1,900	377
Dividends and Interest receivable	1,318,222	26,478
Receivable for securities sold	—	—
Receivable for Fund shares sold	960	7,043
Receivable from investment manager	—	—
Prepaid expenses	29,615	16,619

Total Assets	87,190,125	22,375,811

LIABILITIES:
Payable for Fund shares repurchased	358,689	10,885
Dividend payable	12,334	—
Distribution fees payable	18,179	1,210
Trustees’ fees payable	898	922
Investment management fee payable	22,879	8,852
Accrued expenses	81,884	34,260

Total Liabilities	494,863	56,129

Total Net Assets	$86,695,262	$22,319,682

NET ASSETS:
Par value (Note 7)	—	$1,094
Paid-in capital in excess of par value	$89,478,477	15,947,230
Undistributed net investment income	—	34,002
Accumulated net realized loss on investments and foreign currency transactions	(3,727,522)	(26,955)
Net unrealized appreciation (depreciation) on investments and foreign currencies	944,307	6,364,311

Total Net Assets	$86,695,262	$22,319,682

Shares Outstanding:
Class A	7,525,382	127,427

Class B	19,709	27,344

Class C	5,202	16,350

Class O	11,836	922,838

Net Asset Value:
Class A (and redemption price)	$11.46	$20.17

Class B (and offering price)*	$11.46	$19.52

Class C (and offering price)*	$11.44	$19.60

Class O (offering price and redemption price)	$11.45	$20.47

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00% and 5.75%, respectively)	$11.94	$21.40

*	Redemption price per share is equal to net asset value less any applicable CDSC (See Note 2).

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          31

Statements of Operations (For the six months ended June 30, 2006) (unaudited)

	National Tax Free Bond Fund	California Tax Free Bond Fund	New York Tax Free Bond Fund	Mid Cap Fund
INVESTMENT INCOME:
Interest	$794,199	$208,225	$2,002,727	$31,613
Dividends	—	—	—	140,486
Less: Foreign taxes withheld	—	—	—	(1,542)

Total Investment Income	794,199	208,225	2,002,727	170,557

EXPENSES:
Investment management fee (Note 2)	94,885	21,803	225,859	87,645
Distribution fees (Note 5)	57,568	11,472	113,694	7,738
Shareholder reports (Note 5)	29,722	4,764	10,534	12,485
Registration fees	21,215	21,768	21,777	23,859
Transfer agent fees (Note 5)	17,018	644	15,591	3,194
Audit and tax	11,830	11,612	12,831	8,873
Legal fees	11,325	14,544	27,809	17,165
Custody fees	8,857	4,856	175	903
Trustees’ fees	5,688	5,801	4,366	5,050
Insurance	1,395	188	824	316
Miscellaneous expenses	7,537	3,172	5,991	4,048

Total Expenses	267,040	100,624	439,451	171,276
Less: Fee waivers and/or expense reimbursements (Note 2)	(115,454)	(65,377)	(79,399)	(34,721)

Net Expenses	151,586	35,247	360,052	136,555

Net Investment Income	642,613	172,978	1,642,675	34,002

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	35,539	436,283	429,686	85,732
Foreign currency transactions	—	—	—	32

Net Realized Gain	35,539	436,283	429,686	85,764

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(826,405)	(663,403)	(2,499,541)	398,146
Foreign currencies	—	—	—	14

Change in Net Unrealized Appreciation/Depreciation	(826,405)	(663,403)	(2,499,541)	398,160

Net Gain (Loss) on Investments and Foreign Currency Transactions	(790,866)	(227,120)	(2,069,855)	483,924

Increase (Decrease) in Net Assets From Operations	$(148,253)	$(54,142)	$(427,180)	$517,926

See Notes to Financial Statements.

32         Salomon Funds Trust 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers National Tax Free Bond Fund	2006	2005
OPERATIONS:
Net investment income	$642,613	$1,350,953
Net realized gain	35,539	1,308,861
Change in net unrealized appreciation/depreciation	(826,405)	(1,657,345)

Increase (Decrease) in Net Assets From Operations	(148,253)	1,002,469

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(642,613)	(1,350,953)

Decrease in Net Assets From Distributions to Shareholders	(642,613)	(1,350,953)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	2,575,414	3,893,404
Reinvestment of distributions	585,211	1,230,768
Cost of shares repurchased	(7,887,889)	(7,525,020)

Decrease in Net Assets From Fund Share Transactions	(4,727,264)	(2,400,848)

Decrease in Net Assets	(5,518,130)	(2,749,332)
NET ASSETS:
Beginning of period	39,236,596	41,985,928

End of period	$33,718,466	$39,236,596

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          33

Statements of Changes in Net Assets (continued)

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers California Tax Free Bond Fund	2006	2005
OPERATIONS:
Net investment income	$172,978	$403,437
Net realized gain	436,283	172,505
Change in net unrealized appreciation/depreciation	(663,403)	(441,143)

Increase (Decrease) in Net Assets From Operations	(54,142)	134,799

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(172,978)	(403,437)

Decrease in Net Assets From Distributions to Shareholders	(172,978)	(403,437)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	24,922	117,953
Reinvestment of distributions	170,272	398,073
Cost of shares repurchased	(2,085,309)	(2,171,280)

Decrease in Net Assets From Fund Share Transactions	(1,890,115)	(1,655,254)

Decrease in Net Assets	(2,117,235)	(1,923,892)
NET ASSETS:
Beginning of period	9,484,040	11,407,932

End of period	$7,366,805	$9,484,040

See Notes to Financial Statements.

34         Salomon Funds Trust 2006 Semi-Annual Report

Statements of Changes in Net Assets (continued)

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers New York Tax Free Bond Fund	2006	2005
OPERATIONS:
Net investment income	$1,642,675	$3,527,498
Net realized gain	429,686	1,719,404
Change in net unrealized appreciation/depreciation	(2,499,541)	(3,347,275)

Increase (Decrease) in Net Assets From Operations	(427,180)	1,899,627

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,642,675)	(3,527,498)

Decrease in Net Assets From Distributions to Shareholders	(1,642,675)	(3,527,498)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	757,671	1,618,336
Reinvestment of distributions	1,603,856	3,477,331
Cost of shares repurchased	(7,887,282)	(13,822,663)

Decrease in Net Assets From Fund Share Transactions	(5,525,755)	(8,726,996)

Decrease in Net Assets	(7,595,610)	(10,354,867)
NET ASSETS:
Beginning of period	94,290,872	104,645,739

End of period	$86,695,262	$94,290,872

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          35

Statements of Changes in Net Assets (continued)

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

Salomon Brothers Mid Cap Fund	2006	2005
OPERATIONS:
Net investment income	$34,002	$93,111
Net realized gain	85,764	584,218
Change in net unrealized appreciation/depreciation	398,160	1,204,497

Increase in Net Assets From Operations	517,926	1,881,826

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	—	(96,001)
Net realized gains	—	(1,102,837)

Decrease in Net Assets From Distributions to Shareholders	—	(1,198,838)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	992,881	3,842,025
Reinvestment of distributions	—	1,190,885
Cost of shares repurchased	(2,234,787)	(5,375,963)

Decrease in Net Assets From Fund Share Transactions	(1,241,906)	(343,053)

Increase (Decrease) in Net Assets	(723,980)	339,935
NET ASSETS:
Beginning of period	23,043,662	22,703,727

End of period*	$22,319,682	$23,043,662

* Includes undistributed net investment income of:	$34,002	—

See Notes to Financial Statements.

36         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers National Tax Free Bond Fund

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Period	$11.76		$11.85	$11.91	$11.79	$11.13	$11.26

Income (Loss) From Operations:
Net investment income	0.20		0.40	0.44	0.46	0.48	0.50
Net realized and unrealized gain (loss)	(0.24)		(0.09)	(0.06)	0.13	0.66	(0.12)

Total Income (Loss) From Operations	(0.04)		0.31	0.38	0.59	1.14	0.38

Less Distributions From:
Net investment income	(0.20)		(0.40)	(0.44)	(0.47)	(0.48)	(0.51)

Total Distributions	(0.20)		(0.40)	(0.44)	(0.47)	(0.48)	(0.51)

Net Asset Value, End of Period	$11.52		$11.76	$11.85	$11.91	$11.79	$11.13

Total Return(3)	(0.36)%		2.63%	3.28%	5.07%	10.41%	3.39%

Net Assets, End of Period (000s)	$30,670		$35,671	$37,343	$42,210	$50,325	$62,440

Ratios to Average Net Assets:
Gross expenses	1.35	%(4)	1.39%	1.26%	1.10%	1.18%	1.52%
Net expenses(5)(6)	0.75	(4)	0.75	0.75	0.75	0.76	0.80
Net investment income	3.44	(4)	3.37	3.73	3.92	4.22	4.28

Portfolio Turnover Rate	14%		36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 0.75%. Prior to January 30, 2002, the expense limitation was 0.80%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          37

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$11.77		$11.87	$11.93	$11.80	$11.14	$11.46

Income (Loss) From Operations:
Net investment income	0.16		0.31	0.35	0.37	0.40	0.07
Net realized and unrealized gain (loss)	(0.23)		(0.10)	(0.06)	0.13	0.65	(0.31)

Total Income (Loss) From Operations	(0.07)		0.21	0.29	0.50	1.05	(0.24)

Less Distributions From:
Net investment income	(0.16)		(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Total Distributions	(0.16)		(0.31)	(0.35)	(0.37)	(0.39)	(0.08)

Net Asset Value, End of Period	$11.54		$11.77	$11.87	$11.93	$11.80	$11.14

Total Return(4)	(0.64)%		1.78%	2.51%	4.35%	9.59%	(2.09)%

Net Assets, End of Period (000s)	$1,808		$2,271	$2,944	$4,330	$4,839	$4,599

Ratios to Average Net Assets:
Gross expenses	2.14	%(5)	2.15%	2.01%	1.85%	1.91%	2.22	%(5)
Net expenses(6)(7)	1.50	(5)	1.50	1.50	1.50	1.49	1.53	(5)
Net investment income	2.69	(5)	2.63	2.98	3.16	3.43	3.55	(5)

Portfolio Turnover Rate	14%		36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period October 12, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.50%. Prior to January 30, 2002, the expense limitation was 1.55%.

See Notes to Financial Statements.

38         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$11.77		$11.87	$11.92	$11.80	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.17		0.34	0.38	0.40	0.43	0.05
Net realized and unrealized gain (loss)	(0.24)		(0.10)	(0.05)	0.12	0.66	(0.28)

Total Income (Loss) From Operations	(0.07)		0.24	0.33	0.52	1.09	(0.23)

Less Distributions From:
Net investment income	(0.17)		(0.34)	(0.38)	(0.40)	(0.42)	(0.06)

Total Distributions	(0.17)		(0.34)	(0.38)	(0.40)	(0.42)	(0.06)

Net Asset Value, End of Period	$11.53		$11.77	$11.87	$11.92	$11.80	$11.13

Total Return(4)	(0.60)%		2.04%	2.85%	4.53%	9.96%	(2.10)%

Net Assets, End of Period (000s)	$1,081		$1,133	$1,539	$1,923	$1,763	$1,314

Ratios to Average Net Assets:
Gross expenses	1.84	%(5)	1.92%	1.76%	1.60%	1.67%	1.94	%(5)
Net expenses(6)(7)	1.25	(5)	1.25	1.25	1.25	1.25	1.25	(5)
Net investment income	2.94	(5)	2.88	3.22	3.41	3.69	3.73	(5)

Portfolio Turnover Rate	14%		36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period November 19, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.25%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          39

Salomon Brothers National Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$11.77		$11.87	$11.93	$11.79	$11.13	$11.42

Income (Loss) From Operations:
Net investment income	0.21		0.43	0.47	0.49	0.50	0.06
Net realized and unrealized gain (loss)	(0.23)		(0.10)	(0.06)	0.14	0.67	(0.29)

Total Income (Loss) From Operations	(0.02)		0.33	0.41	0.63	1.17	(0.23)

Less Distributions From:
Net investment income	(0.21)		(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

Total Distributions	(0.21)		(0.43)	(0.47)	(0.49)	(0.51)	(0.06)

Net Asset Value, End of Period	$11.54		$11.77	$11.87	$11.93	$11.79	$11.13

Total Return(4)	(0.15)%		2.80%	3.54%	5.48%	10.69%	(2.01)%

Net Assets, End of Period (000s)	$159		$162	$160	$157	$216	$362

Ratios to Average Net Assets:
Gross expenses	1.41	%(5)	2.11%	1.01%	0.85%	0.91%	1.19	%(5)
Net expenses(6)(7)	0.49	(5)	0.50	0.50	0.50	0.50	0.50	(5)
Net investment income	3.68	(5)	3.61	3.97	4.18	4.39	4.48	(5)

Portfolio Turnover Rate	14%		36%	41%	42%	12%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period November 19, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 0.50%.

See Notes to Financial Statements.

40         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Period	$10.36		$10.63	$10.70	$10.63	$10.17	$10.31

Income (Loss) From Operations:
Net investment income	0.20		0.41	0.40	0.39	0.39	0.43
Net realized and unrealized gain (loss)	(0.28)		(0.28)	(0.07)	0.07	0.46	(0.14)

Total Income (Loss) From Operations	(0.08)		0.13	0.33	0.46	0.85	0.29

Less Distributions From:
Net investment income	(0.20)		(0.40)	(0.40)	(0.39)	(0.39)	(0.43)

Total Distributions	(0.20)		(0.40)	(0.40)	(0.39)	(0.39)	(0.43)

Net Asset Value, End of Period	$10.08		$10.36	$10.63	$10.70	$10.63	$10.17

Total Return(3)	(0.77)%		1.29%	3.19%	4.40%	8.47%	2.83%

Net Assets, End of Period (000s)	$7,211		$9,310	$11,242	$13,009	$15,280	$16,332

Ratios to Average Net Assets:
Gross expenses	2.28	%(4)	2.43%	1.97%	1.40%	2.05%	2.43%
Net expenses(5)(6)	0.80	(4)	0.80	0.80	0.80	0.80	0.80 (7)
Net investment income	3.98	(4)	3.87	3.80	3.64	3.71	4.04

Portfolio Turnover Rate	55%		10%	5%	0%	9%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 0.80%.
(7)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          41

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$10.37		$10.64	$10.71	$10.63	$10.18	$10.51

Income (Loss) From Operations:
Net investment income	0.16		0.33	0.32	0.31	0.30	0.07
Net realized and unrealized gain (loss)	(0.28)		(0.27)	(0.07)	0.08	0.46	(0.32)

Total Income (Loss) From Operations	(0.12)		0.06	0.25	0.39	0.76	(0.25)

Less Distributions From:
Net investment income	(0.16)		(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Total Distributions	(0.16)		(0.33)	(0.32)	(0.31)	(0.31)	(0.08)

Net Asset Value, End of Period	$10.09		$10.37	$10.64	$10.71	$10.63	$10.18

Total Return(4)	(1.14)%		0.54%	2.42%	3.70%	7.66%	(2.39)%

Net Assets, End of Period (000s)	$127		$134	$127	$178	$247	$52

Ratios to Average Net Assets:
Gross expenses	3.44	%(5)	3.47%	2.70%	2.11%	2.76%	3.19	%(5)
Net expenses(6)(7)	1.55	(5)	1.55	1.55	1.55	1.53	1.56	(5)(8)
Net investment income	3.21	(5)	3.11	3.04	2.86	2.88	3.23	(5)

Portfolio Turnover Rate	55%		10%	5%	0%	9%	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period October 5, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.55%.
(8)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 1.57%

See Notes to Financial Statements.

42         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$10.36		$10.63	$10.70	$10.63	$10.76

Income (Loss) From Operations:
Net investment income	0.18		0.35	0.35	0.33	0.10
Net realized and unrealized gain (loss)	(0.28)		(0.27)	(0.07)	0.07	(0.13)

Total Income (Loss) From Operations	(0.10)		0.08	0.28	0.40	(0.03)

Less Distributions From:
Net investment income	(0.18)		(0.35)	(0.35)	(0.33)	(0.10)

Total Distributions	(0.18)		(0.35)	(0.35)	(0.33)	(0.10)

Net Asset Value, End of Period	$10.08		$10.36	$10.63	$10.70	$10.63

Total Return(4)	(1.02)%		0.79%	2.67%	3.87%	(0.28)%

Net Assets, End of Period (000s)	$27		$38	$37	$27	$26

Ratios to Average Net Assets:
Gross expenses	3.88	%(5)	3.45%	2.60%	1.89%	2.51	%(5)
Net expenses(6)(7)	1.30	(5)	1.30	1.29	1.30	1.30	(5)
Net investment income	3.50	(5)	3.36	3.27	3.14	3.07	(5)

Portfolio Turnover Rate	55%		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period September 9, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.30%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          43

Salomon Brothers California Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$10.36		$10.63	$10.71	$10.63	$10.81

Income (Loss) From Operations:
Net investment income	0.21		0.43	0.43	0.42	0.09
Net realized and unrealized gain (loss)	(0.27)		(0.27)	(0.08)	0.08	(0.18)

Total Income (Loss) From Operations	(0.06)		0.16	0.35	0.50	(0.09)

Less Distributions From:
Net investment income	(0.21)		(0.43)	(0.43)	(0.42)	(0.09)

Total Distributions	(0.21)		(0.43)	(0.43)	(0.42)	(0.09)

Net Asset Value, End of Period	$10.09		$10.36	$10.63	$10.71	$10.63

Total Return(4)	(0.56)%		1.57%	3.35%	4.76%	(0.79)%

Net Assets, End of Period (000s)	$2		$2	$2	$2	$2

Ratios to Average Net Assets:
Gross expenses	6.48	%(5)	6.00%	1.73%	1.06%	1.70	%(5)
Net expenses(6)(7)	0.54	(5)	0.55	0.53	0.45	0.47	(5)
Net investment income	4.20	(5)	4.14	4.03	3.94	3.94	(5)

Portfolio Turnover Rate	55%		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period October 9, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets were capped so as not to exceed 0.55%.

See Notes to Financial Statements.

44         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2006(1)(2)		2005(1)	2004(1)	2003(1)	2002(1)	2001
Net Asset Value, Beginning of Period	$11.73		$11.92	$11.99	$11.91	$11.26	$11.44

Income (Loss) From Operations:
Net investment income	0.21		0.42	0.44	0.47	0.49	0.54
Net realized and unrealized gain (loss)	(0.27)		(0.19)	(0.07)	0.08	0.65	(0.16)

Total Income (Loss) From Operations	(0.06)		0.23	0.37	0.55	1.14	0.38

Less Distributions From:
Net investment income	(0.21)		(0.42)	(0.44)	(0.47)	(0.49)	(0.56)

Total Distributions	(0.21)		(0.42)	(0.44)	(0.47)	(0.49)	(0.56)

Net Asset Value, End of Period	$11.46		$11.73	$11.92	$11.99	$11.91	$11.26

Total Return(3)	(0.52)%		1.94%	3.17%	4.77%	10.25%	3.32%

Net Assets, End of Period (000s)	$86,274		$93,549	$104,260	$116,982	$127,482	$140,416

Ratios to Average Net Assets:
Gross expenses	0.96	%(4)	0.98%	0.96%	0.96%	1.00%	1.21%
Net expenses(5)(6)	0.80	(4)	0.80	0.80	0.80	0.80	0.80
Net investment income	3.64	(4)	3.54	3.72	3.95	4.19	4.53

Portfolio Turnover Rate	1%		34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	Reflects fee waivers and/or expense reimbursements.
(6)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 0.80%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          45

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$11.73		$11.92	$11.99	$11.91	$11.26	$11.53

Income (Loss) From Operations:
Net investment income	0.17		0.33	0.35	0.38	0.32	0.04
Net realized and unrealized gain (loss)	(0.27)		(0.19)	(0.07)	0.08	0.73	(0.26)

Total Income (Loss) From Operations	(0.10)		0.14	0.28	0.46	1.05	(0.22)

Less Distributions From:
Net investment income	(0.17)		(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Total Distributions	(0.17)		(0.33)	(0.35)	(0.38)	(0.40)	(0.05)

Net Asset Value, End of Period	$11.46		$11.73	$11.92	$11.99	$11.91	$11.26

Total Return(4)	(0.89)%		1.18%	2.41%	3.94%	9.43%	(1.88)%

Net Assets, End of Period (000s)	$226		$294	$275	$363	$218	$14

Ratios to Average Net Assets:
Gross expenses	2.63	%(5)	2.22%	1.71%	1.71%	1.74%	1.96	%(5)
Net expenses(6)(7)	1.55	(5)	1.55	1.55	1.55	1.55	1.55	(5)
Net investment income	2.90	(5)	2.78	2.96	3.18	3.32	3.50	(5)

Portfolio Turnover Rate	1%		34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period November 19, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.55%.

See Notes to Financial Statements.

46         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$11.71		$11.90	$12.00	$11.92	$11.72

Income (Loss) From Operations:
Net investment income	0.18		0.36	0.38	0.41	0.18
Net realized and unrealized gain (loss)	(0.27)		(0.19)	(0.10)	0.08	0.21

Total Income (Loss) From Operations	(0.09)		0.17	0.28	0.49	0.39

Less Distributions From:
Net investment income	(0.18)		(0.36)	(0.38)	(0.41)	(0.19)

Total Distributions	(0.18)		(0.36)	(0.38)	(0.41)	(0.19)

Net Asset Value, End of Period	$11.44		$11.71	$11.90	$12.00	$11.92

Total Return(4)	(0.77)%		1.43%	2.40%	4.18%	3.30%

Net Assets, End of Period (000s)	$59		$60	$33	$636	$37

Ratios to Average Net Assets:
Gross expenses	4.43	%(5)	4.22%	1.45%	1.47%	1.50	%(5)
Net expenses(6)(7)	1.30	(5)	1.29	1.30	1.30	1.30	(5)
Net investment income	3.13	(5)	3.01	3.31	3.38	3.63	(5)

Portfolio Turnover Rate	1%		34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period July 19, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.30%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          47

Salomon Brothers New York Tax Free Bond Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$11.72		$11.91	$11.98	$11.90	$11.25	$11.59

Income (Loss) From Operations:
Net investment income	0.22		0.45	0.47	0.50	0.52	0.09
Net realized and unrealized gain (loss)	(0.27)		(0.19)	(0.07)	0.08	0.64	(0.33)

Total Income (Loss) From Operations	(0.05)		0.26	0.40	0.58	1.16	(0.24)

Less Distributions From:
Net investment income	(0.22)		(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

Total Distributions	(0.22)		(0.45)	(0.47)	(0.50)	(0.51)	(0.10)

Net Asset Value, End of Period	$11.45		$11.72	$11.91	$11.98	$11.90	$11.25

Total Return(4)	(0.40)%		2.19%	3.44%	4.99%	10.54%	(2.04)%

Net Assets, End of Period (000s)	$136		$388	$78	$93	$92	$1

Ratios to Average Net Assets:
Gross expenses	1.11	%(5)	1.63%	0.71%	0.71%	0.75%	0.94	%(5)
Net expenses(6)(7)	0.55	(5)	0.55	0.55	0.55	0.56	0.53	(5)
Net investment income	3.86	(5)	3.89	3.96	4.20	4.40	4.76	(5)

Portfolio Turnover Rate	1%		34%	21%	12%	13%	16%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period October 29, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 0.55%.

See Notes to Financial Statements.

48         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$19.77		$19.15	$16.89	$13.18	$16.47	$13.71

Income (Loss) From Operations:
Net investment income (loss)	(0.01)		0.02	(0.10)	(0.08)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.41		1.60	2.36	3.79	(3.23)	2.77

Total Income (Loss) From Operations	0.40		1.62	2.26	3.71	(3.29)	2.76

Less Distributions From:
Net investment income	—		(0.01)	—	—	—	—
Net realized gains	—		(0.99)	—	—	—	—

Total Distributions	—		(1.00)	—	—	—	—

Net Asset Value, End of Period	$20.17		$19.77	$19.15	$16.89	$13.18	$16.47

Total Return(4)	2.02%		8.50%	13.38%	28.15%	(19.98)%	3.65%

Net Assets, End of Period (000s)	$2,570		$3,149	$1,489	$270	$116	$47

Ratios to Average Net Assets:
Gross expenses	1.95	%(5)	2.06%	2.08%	1.60%	1.91%	1.93	%(5)
Net expenses(6)(7)	1.50	(5)	1.50	1.50	1.50	1.42	1.36	(5)
Net investment income (loss)	(0.06	)(5)	0.09	(0.56)	(0.56)	(0.44)	(0.69	)(5)

Portfolio Turnover Rate	0%		34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period November 30, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.50%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          49

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$19.20		$18.75	$16.66	$13.10	$16.47	$16.31

Income (Loss) From Operations:
Net investment loss	(0.07)		(0.12)	(0.23)	(0.19)	(0.16)	(0.01)
Net realized and unrealized gain (loss)	0.39		1.56	2.32	3.75	(3.21)	0.17

Total Income (Loss) From Operations	0.32		1.44	2.09	3.56	(3.37)	0.16

Less Distributions From:
Net realized gains	—		(0.99)	—	—	—	—

Total Distributions	—		(0.99)	—	—	—	—

Net Asset Value, End of Period	$19.52		$19.20	$18.75	$16.66	$13.10	$16.47

Total Return(4)	1.67%		7.70%	12.55%	27.18%	(20.46)%	0.98%

Net Assets, End of Period (000s)	$534		$341	$291	$152	$108	$12

Ratios to Average Net Assets:
Gross expenses	3.59	%(5)	3.96%	2.63%	2.33%	2.42%	2.73	%(5)
Net expenses(6)(7)	2.25	(5)	2.25	2.25	2.25	1.95	2.15	(5)
Net investment loss	(0.73	)(5)	(0.63)	(1.37)	(1.31)	(0.99)	(1.50	)(5)

Portfolio Turnover Rate	0%		34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period December 18, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 2.25%.

See Notes to Financial Statements.

50         Salomon Funds Trust 2006 Semi-Annual Report

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002(3)
Net Asset Value, Beginning of Period	$19.28		$18.82	$16.72	$13.15	$16.43

Income (Loss) From Operations:
Net investment loss	(0.08)		(0.11)	(0.24)	(0.19)	(0.04)
Net realized and unrealized gain (loss)	0.40		1.56	2.34	3.76	(3.24)

Total Income (Loss) From Operations	0.32		1.45	2.10	3.57	(3.28)

Less Distributions From:
Net realized gains	—		(0.99)	—	—	—

Total Distributions	—		(0.99)	—	—	—

Net Asset Value, End of Period	$19.60		$19.28	$18.82	$16.72	$13.15

Total Return(4)	1.66%		7.73%	12.56%	27.15%	(19.96)%

Net Assets, End of Period (000s)	$321		$354	$234	$109	$26

Ratios to Average Net Assets:
Gross expenses	3.50	%(5)	3.94%	2.67%	2.35%	2.27	%(5)
Net expenses(6)(7)	2.25	(5)	2.25	2.25	2.25	1.68	(5)
Net investment loss	(0.79	)(5)	(0.58)	(1.38)	(1.31)	(0.51	)(5)

Portfolio Turnover Rate	0%		34%	66%	78%	71%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period May 7, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 2.25%.

See Notes to Financial Statements.

Salomon Funds Trust 2006 Semi-Annual Report          51

Salomon Brothers Mid Cap Fund

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

Class O Shares(1)	2006(2)		2005	2004	2003	2002	2001(3)
Net Asset Value, Beginning of Period	$20.02		$19.38	$17.02	$13.23	$16.48	$15.07

Income (Loss) From Operations:
Net investment income (loss)	0.04		0.10	(0.04)	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.41		1.63	2.40	3.81	(3.23)	1.42

Total Income (Loss) From Operations	0.45		1.73	2.36	3.79	(3.25)	1.41

Less Distributions From:
Net investment income	—		(0.10)	—	—	—	—
Net realized gains	—		(0.99)	—	—	—	—

Total Distributions	—		(1.09)	—	—	—	—

Net Asset Value, End of Period	$20.47		$20.02	$19.38	$17.02	$13.23	$16.48

Total Return(4)	2.25%		8.94%	13.87%	28.65%	(19.72)%	(6.48)%

Net Assets, End of Period (000s)	$18,895		$19,200	$20,690	$20,350	$16,612	$22,935

Ratios to Average Net Assets:
Gross expenses	1.31	%(5)	1.41%	1.53%	1.33%	1.54%	2.97	%(5)
Net expenses(6)(7)	1.08	(5)	1.08	1.08	1.08	1.07	1.08	(5)
Net investment income (loss)	0.39	(5)	0.49	(0.24)	(0.13)	(0.13)	(0.17	)(5)

Portfolio Turnover Rate	0%		34%	66%	78%	71%	26%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period September 10, 2001 (inception date) to December 31, 2001.
(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	Reflects fee waivers and/or expense reimbursements.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets did not exceed 1.08%.

See Notes to Financial Statements.

52         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers National Tax Free Bond Fund (“National Tax Free Bond Fund”), Salomon Brothers California Tax Free Bond Fund (“California Tax Free Bond Fund”) and Salomon Brothers New York Tax Free Bond Fund (“New York Tax Free Bond Fund”) each are a separate non-diversified series of the Salomon Funds Trust (the “Trust”). Salomon Brothers Mid Cap Fund (“Mid Cap Fund”) is a separate diversified series of the Trust. The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund Concentration. Since the California Tax Free Bond Fund and the New York Tax Free Bond Fund invests primarily in obligations of issuers within California and New York, respectively, they are subject to possible concentration risks associated with the economic, political, or legal developments or industrial or regional matters specifically affecting California and New York, respectively.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the

Salomon Funds Trust 2006 Semi-Annual Report         53

Notes to Financial Statements (unaudited) (continued)

ex-dividend date. Foreign dividend income, with respect to the Mid Cap Fund is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. The Mid Cap Fund’s investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Mid Cap Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Distributions to Shareholders. Distributions from net investment income for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund are declared each business day to shareholders of record, and are paid monthly. The Funds intend to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Distributions from net investment income for the Mid Cap Fund if any, are declared on an annual basis. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Mid Cap Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the true tax char -

54         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

acter of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Expenses. The Funds bear all their costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds in the series are allocated in proportion to the average net assets of each Fund, except when allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

(j) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications during the current period for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund. Additionally during the current period, Undistributed Realized Gains and Cost of Investments have each been reduced by $1,197 as a result of return of capital distributions paid by REITs for the Mid Cap Fund.

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Funds. Under the investment management agreement, the Funds paid an investment management fee calculated at an annual rate of 0.50%, 0.50%, 0.50% and 0.75% of the average daily net assets of National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. This fee is calculated daily and paid monthly.

During the six months ended June 30, 2006, the Funds had the following expense limitations, which resulted in management fee waivers and expense reimbursements.

	Class A	Class B	Class C	Class O
National Tax Free Bond Fund	0.75%	1.50%	1.25%	0.50%
California Tax Free Bond Fund	0.80	1.55	1.30	0.55
New York Tax Free Bond Fund	0.80	1.55	1.30	0.55
Mid Cap Fund	1.50	2.25	2.25	1.08

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Notes to Financial Statements (unaudited) (continued)

During the six months ended June 30, 2006, SBAM waived a portion of its fee in the amount of $94,885, $21,803, $79,399 and $34,721 for National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund, respectively. In addition, during the six months ended June 30, 2006, the Funds were reimbursed for expenses in the amount of $20,569 and $43,574 for National Tax Free Bond Fund and California Tax Free Bond Fund, respectively.

Citigroup Global Markets Inc. (“CGM”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Funds.

There is a maximum initial sales charge of 4.00% for Class A shares of National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund. There is also a maximum initial sales charge of 5.75% for Class A shares of Mid Cap Fund. There is also a 4.00% contingent deferred sales charge (“CDSC”) on Class B shares of the National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund which applies if shares are redeemed within the first year after purchase payment, 3.00% in the second year, 2.00% in the third year, 1.00% in the fourth and fifth year and no deferred sales charge after the fifth year. There is a CDSC of 5.00% on Class B shares of the Mid Cap Fund, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% a year until no CDSC is incurred. Class C shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge. Class O shares of the Funds have no initial or contingent deferred sales charges.

For the six months ended June 30, 2006, LMIS and its affiliates received initial sales charges of approximately $2,000 and $20 from New York Tax Free Bond Fund and Mid Cap Fund, respectively, on sales of the Funds’ Class A shares. In addition, for the period ended June 30, 2006, LMIS and its affiliates did not receive any CDSCs.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Trustees of the Trust have adopted a Retirement Plan (the “Plan”) for all Trustees who are not “interested persons” of the Funds, within the meaning of the 1940 Act. Under the Plan, each Trustee is required to retire from the Board as of the last day of the calendar year in which such Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the Manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments

56         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Two former Trustees are currently receiving payments under the Plan. In addition, three other former Trustees received full payments under the Plan. The Trust’s allocable share of expenses of the Plan for the six month ended June 30, 2006 was $4,730.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
National Tax Free Bond Fund	$5,298,912	$10,314,182
California Tax Free Bond Fund	4,552,507	6,713,503
New York Tax Free Bond Fund	660,876	7,886,161
Mid Cap Fund	48,736	362,647

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
National Tax Free Bond Fund	$151,053	$(464,596)	$(313,543)
California Tax Free Bond Fund	47,197	(70,643)	(23,446)
New York Tax Free Bond Fund	2,061,514	(1,117,207)	944,307
Mid Cap Fund	6,728,216	(363,916)	6,364,300

4.	Line of Credit

The Funds, along with affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2006, the commitment fee allocated to the National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and the Mid Cap were $1,104, $241, $2,674 and $700, respectively. Since the line of credit was established, there have been no borrowings.

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Notes to Financial Statements (unaudited) (continued)

5.	Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan each Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. Each Fund also pays a distribution fee with respect to its Class B shares calculated at the annual rate of 0.75% of the average daily net assets of that class. National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund each pay a distribution fee with respect to Class C shares calculated at the annual rate of 0.50% of the average daily net assets of that class. Mid Cap Fund pays a distribution fee with respect to Class C shares calculated at the annual rate of 0.75% of the average daily net assets of that class. Distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2006, class specific expenses were as follows:

National Tax Free Bond Fund	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$43,339	$15,304	$26,893
Class B	10,067	1,032	1,758
Class C	4,162	562	746
Class O	—	120	325

Total	$57,568	$17,018	$29,722

California Tax Free Bond Fund
Class A	$10,694	$498	$4,324
Class B	659	84	268
Class C	119	48	137
Class O	—	14	35

Total	$11,472	$644	$4,764

New York Tax Free Bond Fund
Class A	$112,081	$15,379	$7,727
Class B	1,390	113	1,230
Class C	223	71	827
Class O	—	28	750

Total	$113,694	$15,591	$10,534

Mid Cap Fund
Class A	$3,519	$951	$5,066
Class B	2,484	544	2,750
Class C	1,735	256	1,887
Class O	—	1,443	2,782

Total	$7,738	$3,194	$12,485

58         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Distributions to Shareholders by Class

National Tax Free Bond Fund	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class A	$596,259	$1,239,386
Class B	27,117	67,445
Class C	16,299	38,317
Class O	2,938	5,805

Total	$642,613	$1,350,953

California Tax Free Bond Fund
Net Investment Income
Class A	$170,264	$397,920
Class B	2,116	4,137
Class C	553	1,291
Class O	45	89

Total	$172,978	$403,437

New York Tax Free Bond Fund
Net Investment Income
Class A	$1,631,126	$3,511,403
Class B	4,026	8,763
Class C	931	1,746
Class O	6,592	5,586

Total	$1,642,675	$3,527,498

Mid Cap Fund
Net Investment Income
Class A	—	$2,155
Class O	—	93,846

Total	—	$96,001

Net Realized Gains
Class A	—	$147,356
Class B	—	17,030
Class C	—	16,855
Class O	—	921,596

Total	—	$1,102,837

7.	Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value for National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund and with a par value of $0.001 per share for Mid Cap Fund.

Salomon Funds Trust 2006 Semi-Annual Report         59

Notes to Financial Statements (unaudited) (continued)

Transactions in Fund shares for the periods indicated were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005

National Tax Free Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	205,942	$2,424,958	324,787	$3,842,029
Shares issued on reinvestment	47,158	549,469	96,935	1,144,052
Shares repurchased	(624,757)	(7,251,431)	(537,914)	(6,340,704)

Net Decrease	(371,657)	$(4,277,004)	(116,192)	$(1,354,623)

Class B
Shares sold	8,397	$98,027	3,757	$44,068
Shares issued on reinvestment	1,797	20,972	4,327	51,135
Shares repurchased	(46,336)	(541,383)	(63,291)	(748,406)

Net Decrease	(36,142)	$(422,384)	(55,207)	$(653,203)

Class C
Shares sold	4,487	$52,357	559	$6,630
Shares issued on reinvestment	1,165	13,595	2,818	33,302
Shares repurchased	(8,106)	(94,372)	(36,789)	(435,744)

Net Decrease	(2,454)	$(28,420)	(33,412)	$(395,812)

Class O
Shares sold	6	$72	58	$677
Shares issued on reinvestment	101	1,175	193	2,279
Shares repurchased	(61)	(703)	(14)	(166)

Net Increase	46	$544	237	$2,790

California Tax Free Bond Fund
Class A
Shares sold	2,209	$22,576	9,160	$96,417
Shares issued on reinvestment	16,575	169,802	37,890	397,169
Shares repurchased	(202,506)	(2,069,308)	(205,857)	(2,160,798)

Net Decrease	(183,722)	$(1,876,930)	(158,807)	$(1,667,212)

Class B
Shares sold	228	$2,346	967	$10,222
Shares issued on reinvestment	17	178	31	322
Shares repurchased	(555)	(5,677)	(31)	(324)

Net Increase (Decrease)	(310)	$(3,153)	967	$10,220

Class C
Shares sold	—	—	1,076	$11,314
Shares issued on reinvestment	24	$247	47	493
Shares repurchased	(1,003)	(10,324)	(965)	(10,158)

Net Increase (Decrease)	(979)	$(10,077)	158	$1,649

Class O
Shares issued on reinvestment	4	$45	9	$89

Net Increase	4	$45	9	$89

60         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2006		Year Ended December 31, 2005

New York Tax Free Bond Fund	Shares	Amount	Shares	Amount
Class A
Shares sold	64,418	$755,581	102,008	$1,209,701
Shares issued on reinvestment	137,470	1,596,587	293,368	3,470,489
Shares repurchased	(650,971)	(7,572,256)	(1,164,766)	(13,773,628)

Net Decrease	(449,083)	$(5,220,088)	(769,390)	$(9,093,438)

Class B
Shares sold	120	$1,393	4,031	$48,060
Shares issued on reinvestment	128	1,497	256	3,027
Shares repurchased	(5,601)	(65,026)	(2,246)	(26,187)

Net Increase (Decrease)	(5,353)	$(62,136)	2,041	$24,900

Class C
Shares sold	60	$697	2,541	$30,575
Shares issued on reinvestment	20	233	41	488
Shares repurchased	—	—	(204)	(2,394)

Net Increase	80	$930	2,378	$28,669

Class O
Shares sold	—	—	28,032	$330,000
Shares issued on reinvestment	478	$5,539	285	3,327
Shares repurchased	(21,758)	(250,000)	(1,713)	(20,454)

Net Increase (Decrease)	(21,280)	$(244,461)	26,604	$312,873

Mid Cap Fund
Class A
Shares sold	32,357	$668,311	178,293	$3,400,336
Shares issued on reinvestment	—	—	7,364	146,329
Shares repurchased	(64,239)	(1,313,602)	(104,089)	(1,959,865)

Net Increase (Decrease)	(31,882)	$(645,291)	81,568	$1,586,800

Class B
Shares sold	14,219	$283,448	6,446	$119,748
Shares issued on reinvestment	—	—	699	13,509
Shares repurchased	(4,616)	(92,165)	(4,936)	(92,857)

Net Increase	9,603	$191,283	2,209	$40,400

Class C
Shares sold	82	$1,658	6,208	$115,575
Shares issued on reinvestment	—	—	804	15,606
Shares repurchased	(2,092)	(41,160)	(1,061)	(20,270)

Net Increase (Decrease)	(2,010)	$(39,502)	5,951	$110,911

Class O
Shares sold	1,904	$39,464	10,508	$206,366
Shares issued on reinvestment	—	—	50,294	1,015,441
Shares repurchased	(38,055)	(787,860)	(169,341)	(3,302,971)

Net Decrease	(36,151)	$(748,396)	(108,539)	$(2,081,164)

Salomon Funds Trust 2006 Semi-Annual Report         61

Notes to Financial Statements (unaudited) (continued)

8.	Capital Loss Carryforward

As of December 31, 2005, National Tax Free Bond Fund has a net capital loss carryforward of $4,169,492, of which $738,200 expires in 2007 and $3,431,292 expires in 2008. California Tax Free Bond Fund had a net capital loss carryforward of $2,765,037, of which $2,053,541 expires in 2007 and $711,496 expires in 2008. New York Tax Free Bond Fund has a net capital loss carryforward of $4,157,208, of which $3,954,329 expires in 2008 and $202,879 expires in 2009. These amounts will be available to offset any future taxable capital gains.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management Inc. (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may

62         Salomon Funds Trust 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

These Funds were not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore have not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various

Salomon Funds Trust 2006 Semi-Annual Report         63

Notes to Financial Statements (unaudited) (continued)

undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Mid Cap Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Funds.

12.	Subsequent Events

The Funds’ Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as investment manager effective August 1, 2006. The Funds’ Board has also approved the appointment of Western Asset Management Company (“Western

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Notes to Financial Statements (unaudited) (continued)

Asset”) as the subadviser for the National Tax Free Bond Fund, California Tax Free Bond Fund and New York Tax Free Bond Fund effective August 1, 2006. Additional, the Board has approved the appointment of CAM North America, LLC (“CAM N.A.”) as the subadviser for the Mid Cap Fund effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of each Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA, CAM N.A. and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to each Fund. LMPFA will delegate to the subadvisers the day-to-day portfolio management of each Fund, except, in the case of the Mid Cap Fund, for the management of cash and short-term investments. Each Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay the relevant subadviser 70% of the net management fee that it receives from the relevant Fund.

The Funds’ Board has also approved several reorganizations pursuant to which the National Tax Free Bond Fund’s, California Tax Free Bond Fund’s, New York Tax Free Bond Fund’s and Mid Cap Fund’s (collectively known as “the Acquired Fund”) assets would be acquired, and their liabilities assumed by the Legg Mason Partners Managed Municipals Fund, Inc., the Legg Mason Partners California Municipals Fund, Inc., the Legg Mason Partners New York Municipals Fund and the Salomon Brothers Capital Fund, Inc., respectively (“the Acquiring Funds”), in exchange for shares of the relevant Acquiring Funds. The Acquired Fund would then be liquidated, and shares of the relevant Acquiring Funds would be distributed to shareholders of the relevant Acquired Fund.

Under the reorganizations, shareholders of the Acquired Fund would receive shares of their Acquiring Funds with the same aggregate net asset value as their shares of the relevant Acquired Fund. It is anticipated that as a result of the reorganizations, shareholders of the Acquired Fund would recognize no gain or less for Federal income tax purposes. The reorganizations are relevant subject to the satisfaction of certain conditions, including approval by shareholders of the Acquired Fund.

The Funds’ Board has also approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales load, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Funds’ Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, each Fund’s shareholders will be asked to elect a new Board, approve matters that will result in the Funds being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Funds as Maryland business trusts, with all funds operating under uniform charter documents. Each Fund’s shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

Salomon Funds Trust 2006 Semi-Annual Report         65

Notes to Financial Statements (unaudited) (continued)

13. Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for each Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds is currently evaluating the impact that FIN 48 will have on the financial statements.

66         Salomon Funds Trust 2006 Semi-Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

Salomon Brothers National Tax Free Bond Fund

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the

Salomon Funds Trust          67

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

“Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being

68         Salomon Funds Trust

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Salomon Brothers California Tax Free Bond Fund

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

Salomon Funds Trust         69

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board

70         Salomon Funds Trust

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Salomon Brothers New York Tax Free Bond Fund

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the

Salomon Funds Trust         71

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

“1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and Western Asset Management Company (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s

72         Salomon Funds Trust

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

performance against, among other things, its benchmark. The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it

Salomon Funds Trust         73

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

Salomon Brothers Mid Cap Fund

At a meeting held in person on June 19, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved one or more new subadvisory agreements between the Manager and CAM North America, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the

74         Salomon Funds Trust

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Manager and the Subadviser took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including

Salomon Funds Trust         75

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive and evaluate profitability information on an annual basis.

In their deliberations, the Board Members also considered the information that had been received, the factors that had been identified and the conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason that did not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

76         Salomon Funds Trust

Salomon Funds Trust

TRUSTEES Elliott J. Berv Donald M. Carlton A. Benton Cocanougher Mark T. Finn R. Jay Gerken, CFA Chairman Stephen Randolph Gross Diana R. Harrington Susan B. Kerley Alan G. Merten R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

CAM North American, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Salomon Funds Trust, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC.

Member NASD, SIPC

SAM0900 8/06	SR06-120

Salomon Funds Trust

Salomon Brothers National Tax Free Bond Fund

Salomon Brothers California Tax Free Bond Fund

Salomon Brothers New York Tax Free Bond Fund

Salomon Brothers Mid Cap Fund

The Funds are separate investment Funds of the Salomon Funds Trust, a Massachusetts business trust.

SALOMON FUNDS TRUST

Legg Mason Partners Fund

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-446-1013.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.